UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SUPERGEN, INC.
(Name of Registrant as Specified In Its Charter)

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Filed by SuperGen, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: SuperGen, Inc.

Commission File No.: 0-27628

The following presentation materials, relating to the proposed acquisition of Astex Therapeutics Limited by SuperGen, Inc. pursuant to the terms of an Implementation Agreement, dated as of April 6, 2011, are available at http://www.astex-supergen.com, and were first published on April 6, 2011.  The following presentation materials will also be presented in connection with a call on April 7, 2011.

Proposed Merger of SuperGen, Inc. and Astex Therapeutics Limited Vision for Astex Pharmaceuticals, Inc. NASDAQ: ASTX

Additional Information and Where to Find It SuperGen, Inc. (the “Company”) plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction, pursuant to which the Company would acquire Astex Therapeutics Limited (the “Transaction”). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by telephone, by going to the Company’s corporate web site at http://www.SuperGen.com (click on “SEC Filings”) or by going to a new website http://www.astex-supergen.com. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in the Company’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010. This document is available free of charge as described in the preceding paragraph. 2

Note on Forward Looking Statements This presentation, and other statements that SuperGen may make, including statements about the benefits of the transaction with Astex Therapeutics Limited (“Astex”), may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to SuperGen’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. SuperGen cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change overtime. Forward-looking statements speak only as of the date they are made, and SuperGen assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. In addition to factors previously disclosed in SuperGen’s SEC reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the success of drug development efforts; (2) our cash and prospective financial positions; (3) the achievement of regulatory approvals in the US and abroad; (4) the success of partnerships to develop and sell drugs in the US and abroad; (5) our ability to develop and commercialize new drugs; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) the adequacy of intellectual property protection; (9) the impact of legislative and regulatory actions and regulatory, supervisory or enforcement actions of government agencies; (10) the ability to attract and retain highly talented professionals; and (11) the ability of SuperGen to consummate the transaction with Astex and realize the benefits of such transaction. SuperGen’s Annual Reports on Form 10-K and SuperGen’s subsequent reports filed with the SEC, accessible on the SEC’s website at www.sec.gov and on SuperGen’s website at www.supergen.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on our website is not part of this presentation. 3

Why this Transaction? Significantly accelerates SuperGen’s business model Maintain financial strength with existing cash and royalty revenue Five top-tier pharma partnerships with nearly $2 B in potential milestone revenue and future royalties A broader clinical pipeline to develop and monetize Industry-leading discovery platform to sustain future value creation Provides Astex Therapeutics NASDAQ Listing Access to clinical and regulatory development expertise Access to capital to optimize the future value of drugs in development 4

Compelling Rationale for Merger SuperGen, Inc. NASDAQ-listed oncology company Significant cash reserves and future royalty streams Multiple clinical and preclinical programs Dacogen® royalties from sales in 30 countries Global pharma partnerships and collaborations Strong development and regulatory capability Astex Therapeutics Limited Privately held, Cambridge, UK-based biotech company Top tier VC backed, raised £80 M in equity World-leading drug discovery platform, PyramidTM Global pharma partnerships and collaborations Significant milestone & royalty revenue (£65 M to date) Multiple clinical and preclinical programs Astex Pharmaceuticals, Inc. Financially strong global leader in innovative drug discovery, development and commercialization in oncology 5

Proposed Deal Structure Astex Therapeutics shareholders Issued 35% of the total outstanding equity of SuperGen post deal close Receive $25 M of cash up-front Receive $30 M in deferred payments, in stock or cash over 30 months SuperGen would acquire assets and liabilities of Astex Therapeutics Limited The combined entity would change its name to Astex Pharmaceuticals, Inc., a NASDAQ-listed company (ASTX) Definitive agreement announced on April 6, 2011 Anticipated deal closure in July 2011, pending shareholder approval, legal and regulatory review and clearance 6

Astex Pharmaceuticals, Inc. - Post Deal Approval July 2011 A Financially Strong, Oncology-Focused Company Significant cash, on-going revenues and potential milestones $120 M+ in cash and cash equivalents post deal closure $52-$55 M in projected 2011 Dacogen® royalty revenue Nearly $2 B in partnered product milestones plus royalties Productive top-tier pharmaceutical partnerships Johnson & Johnson, Eisai, AstraZeneca, Novartis and GlaxoSmithKline Seven drugs in clinical development, four in or entering Phase II; three partnered with large pharmaceutical companies Global leader in innovative small molecule drug discovery Expertise in epigenetic therapeutics and fragment-based drug discovery Experienced management team & board of directors 7

Astex Pharmaceuticals, Inc.
Clinical Pipeline

Program / Mechanism / Indication	Phase I	Phase II	Phase III	Marketed	Owned/Partnered
Dacogen® - Hypomethylator (MDS)					Johnson & Johnson, Eisai
Dacogen® - Hypomethylator (AML)					Johnson & Johnson, Eisai
AT13387 – Hsp90 inhibitor (GIST)					
AT7519 – CDK inhibitor (MM)					NOVARTIS
AT9283 – Aurora/Jak2 inhibitor (MM)					
Amuvatinib/MP470 (SCLC)					
SGI110 – DNMT inhibitor (MDS + AML)					
LEE011 – CDK4 inhibitor					NOVARTIS
AZD5363 - PKB/Akt inhibitor (oncology)					AstraZeneca

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Astex Pharmaceuticals, Inc.
Partnered & Collaborative Preclinical Programs

Compound Name / Mechanism	Discovery	Preclinical	Phase I	Phase II	Partner
All Discovery Obligations Completed					
FGFr inhibitor (oncology)			Progress confidential		Janssen
AZDyyyy - Beta-secretase inhibitor (Alzheimer's)			Candidate selected		AstraZeneca
Discovery Obligations Ongoing					
Partner targets (oncology)		Multiple discovery milestones achieved			Janssen
Partner targets (multiple therapeutic areas)		Multiple discovery milestones achieved			GSK
Epigenetic targets (oncology)					GSK

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Partnered with the Leaders June 2008 December 2005 Top line deal value >£300 M Upfront and equity £20 M Non-clinical near term milestones ~£37 M Royalties October 2009 July 2005 & March 2003 Top line deal value >£270 M Upfront and equity £12.5 M Royalties US co-promote Top line deal value £150 M Upfront £2.75 M R&D funding, milestones and royalties Candidates selected PKB/Akt Jan 2010 BACE Mar 2010 Top line deal value £290 M Upfront and equity £15 M R&D funding, milestones and royalties LEE011 – Phase I AT7519 (option) – Phase II November 2009 Top line deal value >$375 M Upfront and equity $5 M Near term milestones ~$80 M Royalties May 2004 Top line deal value $100 M 20%-30% royalty on global sales Remaining milestones $17.5 M Johnson & Johnson sub-license outside of North America 10

11 Astex Partnership Milestones and Financial Position Historically, Astex has achieved multiple milestones from its partnerships with GlaxoSmithKline, Johnson & Johnson, Novartis and AstraZeneca: 2009: £4.0 M 2010: £4.6 M 2011: £4.3 M (through 3/31/11) Estimated potential gross milestones: 2011: £10.8 M 2012: £15.7 M 2013: £19.8 M Financial position: Total operating cash of £17.2 M at 12/31/10 Last venture capital-led investment in 2003

Dacogen® for Injection Revenue-generating partnerships: Eisai and Johnson & Johnson Royalties: $52.5 M in 2010 Royalty Revenue Guidance 2011: Up to $55 M Approved in more than 29 countries outside of the United States Phase III elderly AML patient trial outcome reported Randomized AML trial did not statistically achieve the primary endpoint Survival trend and positive additional data observed FDA and EMEA submissions planned for 2011 AML clinical trial in pediatric patients in United States Additional 6 months orphan drug market exclusivity to November 2013 12

Tentative Timeline for the Proposed Transaction Announced proposed transaction April 6, 2011 File preliminary stockholders proxy with SEC in April 2011 – Proxy is subject to SEC review and comment Conduct an Analyst Day for both SuperGen and Astex Therapeutics on April 12, 2011 in New York (webcast live) When cleared by SEC, set record date and file definitive proxy targeted for the end of April 2011 Individual shareholder meetings with management in May Hold annual meeting of SuperGen shareholders during June 2011 Astex Therapeutics to hold special shareholder meeting to approve the transaction in June 2011 If approved by stockholders, target to close transaction in July 2011 13

Executive Management

James S.J. Manuso, Ph.D., MBA	Chairman and CEO	• Co-founder and past CEO, Galenica Pharmaceuticals • Co-founder and Past CBO, ZyStor
Harren Jhoti, Ph.D.	President	• Co-founder and CEO, Astex • Past Head, Structural Biology and Bioinformatics, GSK
Mohammad Azab, M.D., M.Sc., MBA	Chief Medical Officer	• Past President and CEO, Intradigm Corporation • Past EVP of R & D and CMO, QLT • Oncology Drug Team Leader Zeneca
Martin Buckland, DPhil, MBA	Chief Business Officer	• Past VP Global Business Development, Elan Pharmaceuticals • Past Business Development and Commercial Management roles at Quintiles, Xenova, and Celltech
Michael Molkentin, CPA	Chief Financial Officer and Corporate Secretary	• Past Interim CFO Aradigm Corporation • Past division Controller, Thermo Finnigan Corporation

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Proposed Board of Directors

James S.J. Manuso, Ph.D., MBA	Chairman and CEO	• Co-founder and past CEO, Galenica Pharmaceuticals • Co-founder and Past CBO, ZyStor
Peter Fellner, Ph.D.	Independent Vice Chairman	• Chairman, Consort Medical plc, Optos plc, Vernalis and Biotie Therapies Corp. • Director of UCB SA and Past CEO, Roche, UK and Celltech
Walter J. Lack, J.D.	Independent Lead Director	• Managing Partner Engstrom, Lipscomb & Lack
Harren Jhoti, Ph.D.	President	• Co-founder and CEO, Astex • Past Head Structural Biology and Bioinformatics, GSK
Charles J. Casamento, R.Ph, MBA	Independent Director	• Executive Director and Principal, The Sage Group, Inc. • Past President and CEO, Osteologix, Inc. and Questcor Pharmaceuticals, Inc.
Thomas V. Girardi, J.D., LLM	Independent Director	• Senior Partner, Girardi and Keese
Allan R. Goldberg, Ph.D.	Independent Director	• Managing Partner, The Channel Group • Co-founder PrimeTech Partners and Past Chairman and CEO, Innovir Laboratories
Tim Haines, MBA	Independent Director	• Partner, Abingworth • Past CEO, Astex and Chief Executive, Datascope Corp.
Ismail Kola, Ph.D.	Independent Director	• EVP and President, New Medicines at UCB SA • Past CSO and SVP Discovery Research, Schering-Plough

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Upcoming Events AACR Data Presentations (Astex & SuperGen) April 2011 Astex and SuperGen Analyst Day, NY April 2011 AT13387: Initiate Phase 2 First half 2011 Amuvatinib: Initiate Phase 2 First half 2011 Amuvatinib Abstract Submitted: ASCO June 2011 SuperGen Annual Shareholders Meeting June 2011 Dacogen®: AML FDA & EMEA Filings 2011 Partnership Development Milestones 2011 16

Astex Pharmaceuticals, Inc. A New Global Leader in Oncology Strong operating cash position with a significant current revenue stream to fund pipeline development with a near-term focus on being at or near cash flow neutral Deep clinical oncology pipeline advancing towards monetization Significant commercial, developmental and discovery partnerships and collaborations to drive future revenue through milestones and royalties NASDAQ-listed company with integrated operations in leading biotech clusters in the United States and the United Kingdom Globally recognized and validated discovery platform 17

Proposed Merger of SuperGen, Inc. and Astex Therapeutics Limited Vision for Astex Pharmaceuticals, Inc. NASDAQ: ASTX